ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® Fidelity Institutional Asset Management® Total Bond Fund
 (together, the “Funds”)

Supplement dated June 29, 2023
 to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated May 1, 2023

This supplement updates certain information contained in the summary prospectus, prospectus, and SAI and should be attached to the summary prospectus, prospectus, and SAI and retained for future reference.

The following changes are made to the Funds’ Summary Prospectus, Prospectus and SAI, as applicable:
Effective June 7, 2023:
Michael Weaver no longer serves as a portfolio manager of the Funds and all references to Mr. Weaver are deleted.
Benjamin Harrison is added as a portfolio manager of the Funds. For the Multi-Strategy Fund, he is a portfolio manager of the Fixed-Income Strategy. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a research analyst, a managing director of research, and a portfolio manager. At April 30, 2023, Mr. Harrison did not hold shares of the Funds.
The following chart lists certain information about types of other accounts for which Mr. Harrison was primarily responsible as of April 30, 2023:
Portfolio Manager	Other Registered Investment Company Accounts/Assets Under Management	Other Pooled Investment Vehicles/Assets Under Management	Other Accounts/Assets Under Management
Benjamin Harrison	20/$12.3 billion	4/$1.7 billion	5/$495 million

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